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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                February 2, 1998

                             TUSCARORA INCORPORATED


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             (Exact name of registrant as specified in its charter)

PENNSYLVANIA                           0-17051                  25-1119372
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.



800 FIFTH AVENUE, NEW BRIGHTON, PENNSYLVANIA                       15066
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including                       (724) 843-8200
     area code:
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Item 5. OTHER EVENTS.

     On February 2, 1998, the Company issued a press release in which it announced an anticipated shortfall in earnings for the Company's second 1998 fiscal quarter (which ends on February 28, 1998) and an approximately $3.5 million restructuring charge to be taken in the second fiscal quarter. The Company also issued an announcement with respect to these matters to the Company employees. Copies of the press release and announcement to employees are filed as Exhibits 99.1 and 99.2 to this current report.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed as part of this current report:

Exhibit No.                         Document
-----------                         --------

  99.1 Press Release, dated February 2, 1998, announcing anticipated shortfall in earnings and restructuring.

  99.2         Announcement to Employees, dated February 2, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                TUSCARORA INCORPORATED

                                                By /s/ JOHN P. O'LEARY, JR.
                                                  --------------------------
                                                    John P. O'Leary, Jr.
                                                    President and Chief
                                                    Executive Officer


Date: February 2, 1998

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                             TUSCARORA INCORPORATED

                                    FORM 8-K

                        DATE OF REPORT: February 2, 1998

                                 Exhibit Index
                                 -------------

          The following exhibits are filed as part of this current report on Form 8-K.

Exhibit No.                             Document
-----------         ----------------------------------------------------
   99.1             Press Release, dated February 2, 1998, announcing
                    anticipated shortfall in earnings and restructuring.

   99.2             Announcement to Employees, dated February 2, 1998